EXHIBIT 99.1

                              DISCHARGE AND RELEASE
                              ---------------------

         THIS DISCHARGE AND RELEASE (this "Agreement"), dated as of November 1, 2000, is made and entered into upon the terms hereinafter set forth, by OAKWOOD HOMES CORPORATION, a North Carolina corporation (the "Obligor"), and Chase Manhattan Trust Company, National Association, a national banking association, as trustee (the "Trustee") of OMI Trust 1999-C (the "Trust").

RECITALS:
---------

         a. The Trust was formed pursuant to a Pooling and Servicing Agreement, dated as of June 1, 1999, by and among Oakwood Mortgage Investors, Inc. (the "Company"), Oakwood Acceptance Corporation (the "Servicer") and the Trustee, which incorporates by reference the Company's Standard Terms to Pooling and Servicing Agreement (May 1999 Edition) (together, the "Pooling and Servicing Agreement"). Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to such terms in the Pooling and Servicing Agreement.

         b. The Company is a wholly-owned subsidiary of the Servicer, which is a wholly-owned subsidiary of the Obligor.

         c. Under the Pooling and Servicing Agreement, the Trust issued its Pass-Through Certificates, Series 1999-C (the "Certificates"). In connection with the issuance of the Certificates, the Obligor was requested to provide to the Trustee a Limited Guarantee, dated as of June 1, 1999 by and between the Obligor and the Trustee, of certain distributions on the Class B-2 Certificates. Because of the substantial economic benefits accruing to the Obligor by virtue of the issuance of the Certificates, the Obligor desired to make the Limited Guarantee, on the terms and conditions set forth therein.

         d. On the date hereof the parties to the Pooling and Servicing Agreement have entered into Amendment No. 1 to the Pooling and Servicing Agreement, and such amendment negates the affect and application of the Limited Guarantee in all respects. Accordingly, the parties hereto desire to discharge and release the Obligor of all of its duties and obligations under the Limited Guarantee.

AGREEMENTS:
-----------

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledge, the parties hereto hereby agree as follows:

         1. All duties and obligations of the Obligor arising under the Limited Guarantee (including, but not limited to, those of payment) are hereby fully and unconditionally released and terminated as of the date hereof.

         2. This Agreement shall be construed in accordance with and governed by the laws of the State of North Carolina applicable to contracts to be performed within said state. No amendment or modification hereof shall be effective unless evidenced by a writing signed by the Obligor and the Trustee. When used herein, the singular shall include the plural, and vice versa, and the use of any gender shall include all other genders, as appropriate.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement, or have caused this Agreement to be executed by its duly authorized representative, as of the date first above written.

                            OAKWOOD HOMES CORPORATION


                            By:      /s/ Douglas R. Muir
                                -----------------------------------------
                            Name:    Douglas R. Muir
                                   ----------------------------
                            Title:   Secretary and Senior  Vice President
                                    -------------------------------------




                               CHASE MANHATTAN TRUST COMPANY,
                               NATIONAL ASSOCIATION, as Trustee


                            By:      /s/ Judy A. Wisniewski
                                ----------------------------------------
                            Name:  Judy A. Wisniewski
                                   -------------------------------------
                            Title:   Assistant Vice President
                                    ------------------------------------